DREYFUS GROWTH OPPORTUNITY FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
      We are pleased to provide you with this semi-annual report for Dreyfus Growth Opportunity Fund, Inc. for the six-month period ended August 31, 1997.
 Over this period, your Fund produced a total return of 13.54%,* which compares with a total return of 14.78% for the Standard & Poor's 500
Composite Stock Price Index** and 14.00% for the Standard & Poor's Barra
Value Index.***
      Once again, the stock market focused on the mega caps, the very largest publicly traded companies, during most of this six-month period. One of our strategies with the Fund is to diversify risk in order to control it. One of the ways that we accomplish this goal is by buying companies of various sizes. While recently the market may have favored the mega caps, tomorrow is another day. With the valuations of many of these huge companies stretched well beyond historic levels, we believe that a more diversified strategy continues to be prudent. Despite the stock market's recent preference, the performance results of the Fund during the measurement period were very close to those of the S & P 500 Index and the S&P Barra Value Index. We are generally pleased with these results, especially since we believe the Fund has a lower risk profile than these indices.
Economic Review
      The economy has maintained a strong growth trend since last fall, gradually eroding expectations for a natural slowdown "just around the corner." Inflation has held steady, even in the face of a substantially tighter labor market. Corporate profits have continued to surprise on the upside. Market interest rates have held within a now long-established trading range. In this setting, monetary policy has remained benign: the Federal budget is close to being in balance and the Federal Reserve Board (the
 "Fed") has kept policy rates unchanged since March.
      Real GDP grew at above a 4% rate in the nine months from the third quarter of 1996 to midyear. Indeed, the initial estimate of near 2% growth in this year's second quarter was raised to 3.6%, erasing the record of even a temporarily slow period. Virtually all major economic sectors have contributed to the economy's growth. In turn, the economy has provided personal income that, in the prevailing low-inflation environment, has translated into strong real purchasing power. The strength in demand has begu n to raise imports, bolstering foreign economies. Inventories have also started to accumulate at a faster pace, although inventory levels are currently still quite lean in relation to sales.
      The labor market has tightened substantially in recent months as the pace of new hiring has consistently exceeded the increase in the labor force.
 Despite this, wage growth has been moderate while overall compensation growth has accelerated only modestly. In their determination to hold the line on prices, companies have resorted to unconventional hiring methods that, so far, have avoided the need for higher wage offers.
      Consensus expectations for corporate profits have been ratcheted upwards virtually every month for the last several months. So far, positive surprises in reported profits have justified the market's higher estimates. However, the strength of the dollar overseas and other factors could affect future profits.
      Market interest rates have been stable since early 1996, oscillating within a fairly narrow range. Several factors have kept rates steady: the absence of faster inflation, positive Federal budget developments and an accommodating Federal Reserve. Although the Fed has not changed policy rates since March, they have held a bias towards tightening since last summer. Therefore a move to tighten interest rates should not come as a surprise. Market Overview
      After acting like a high-speed elevator for a number of months, the stock markets performed more like a roller coaster as the fiscal half-year drew to a close on August 31.

      After a brief sinking spell in March, caused by higher interest rates, the markets then climbed to one record after another until stopped by another retreat in the last three weeks of August. The Dow Jones Industrial Average, which started the six-month period at 6877.74, ended it at 7622.42, a gain of some 745 points despite the August decline. Along the way, the Dow reached a high of 8259.31 in early August.
      The broader S & P 500, on a total return basis including reinvested dividends, gained 14.78% for the six months, even after the Index dropped
60.85 points from its August high. Similarly, the Nasdaq Composite showed a six-month gain in total return of 21.26%, even though when August ended the index stood 43.12 points below the early August high.
      While the market was rising, investors appeared to favor the larger capitalized stocks, which enjoyed the sharpest rise and subsequently gave up the most in prices. The smallest stocks, as measured by the Russell 2000 small cap index, increased their total return by 18.53% for the half-year and the index finished the fiscal period at its high for the year.
      Interest rates, and the anticipation of where they might go in the future, were the dominant influences on the market. The rising elevator effect came to a halt in March when investors were shaken by the Federal Reserve's action raising interest rates by a quarter-point, the first such action in two years. Once that had been absorbed, however, the market resumed its upward ride until fears of higher interest rates and their companion, higher inflation, took hold again in August.
      The August decline was prompted by several factors, including the Teamsters strike against United Parcel Service, resulting in a settlement considered favorable to the labor union. This revived all the dormant fears that national wage levels might rise, thus reviving inflation, and giving the Fed reason to step on the monetary brakes once again.
      Yet the economic environment for the equity market remained favorable. Many commentators used the phrase "Goldilocks economy" - not too hot and not too cold - to describe the economy's performance.
      Stock price volatility, much of it on the down side, took over especially in the last three weeks of August. From the start of the calendar year through the end of August, 30% of stock trading sessions ended with the Dow rising or falling 1% or more. Much to the relief of investors, the volatility on September 2, the day after Labor Day, was all on the up side with the Dow rising 3.38% for the day, the S&P 500 up 3.13%, the Nasdaq Composite up 1.94% and the Russell 2000 gaining 1.09%.
      Some of the August selling, no doubt, was prompted by the reduction in the capital gains tax for securities held more than 18 months. How long that will continue to impact the market is an open question.
      Until now, the porridge on which the equity markets have been feeding has been not too hot and not too cold. At these levels, of course, any unexpected development can bring sharp reactions, particularly in view of the market's spectacular gains since August 1996. Looking ahead, much depends on whether the economy can maintain its "Goldilocks" condition, and not bring on another dose of anti-inflation actions from the monetary authorities.
VALUE INVESTING
      We believe value stocks can be an important part of an investment portfolio for a number of reasons.
      First, stocks with low valuations theoretically have by definition more upside potential than downside risk. Buying value stocks is akin to buying clothes at wholesale prices or on sale instead of paying full retail.
      Second, many analysts have low expectations for the earnings growth rate of value stocks, resulting in the low valuations assigned to these securities. Low growth expectations tend to be easier for management to meet or even exceed than high expectations. A company expected to grow at only
5%, usually a value stock, can often exceed this forecast. It is harder for a company which is expected to grow at 30% to continue to grow 30% on a compounded basis, year after year after year. Additionally, our experience is that analysts' forecasts are all too often incorrect. They tend to be overly pessimistic on low-expectation stocks and overly optimistic on high-expectation stocks.
      Third, value investors tend to work more with actual data and with near-term projections when analyzing companies. Obviously, this type of data is more accurate than long-term forecasts.
      Fourth, value stocks possess a number of favorable characteristics: higher dividends, more stock repurchases, more takeovers, and more restructurings. Dividends are cash, usually paid out quarterly to common stock shareholders. Dividends are the only actual tangible return to the common stock shareholder from the company. To realize more value than the dividend, the stock must be sold to another investor. Theoretically, if shareholders could not sell a stock (which of course they can), investors woul d only buy stocks that paid a cash dividend. Next, companies selling at low valuations usually have the option to repurchase their own stock with any available cash and add to earnings in the process. Management repurchasing stock provides demand for that stock, forcing the price higher, everything else being equal. Regarding another advantage, takeovers tend to happen to inexpensively priced companies, in whatever way a potential buyer might define this value. Obviously, a buyer prefers not to pay a premium price when buying a company. Finally, restructurings tend to occur with value stocks because these companies often tend to have a problem which needs to be fixed. It is in the process of fixing this problem, and usually through some sort of restructuring of the company in this process, that value is realized.
      Value stocks are often ignored by Wall Street analysts. Because these companies may be in a relatively dull business or may well have a problem, easily explaining their stories through a report to the general investing public and making it seem interesting can be difficult. It is much easier for analysts to promote a glamour stock with a simple story, even if that story is already universally known and recognized in the stock price. This lack of attention and focus by Wall Street provides a decided advantage for relatively undiscovered or underfollowed value stocks.
      As human beings, we are fascinated about "what's hot" and the latest trends. We are intrigued by the latest products and what the future of our world may hold. These topics make for interesting reading and discussion, but the companies involved with the newest technology and with developments well out into the future also attract competitors, and the future holds many uncertainties. In this sense, value stocks make less complicated investment stories. Many of us are also attracted to glamorous things, whether material goods or stocks. Value stocks are usually not glamorous. The businesses are often relatively mundane, which does not make for good conversation but can make for good investment performance. Most of us fear any problems, and value stocks usually have a problem that needs to be fixed. Generally, we are comforted by stocks that are already winners. If a stock has done well, we usually feel more comfortable investing in it. Good historic performance, however, is probably not a rational reason to invest in a company. Real money in the stock market is not made by following the herd of other investors, copying what they have already done and where money has already been made. Real money is made leading this herd. As the herd follows, demand for the security is increased, resulting in higher prices.
PORTFOLIO FOCUS
      Investment results during this semi-annual period benefited from holdings such as IBM, Lockheed Martin, Adaptec, Tosco, Travelers Group, Bankamerica, Equitable Cos., Allegiance, Cooper Cameron, Ingersoll-Rand, Xerox, Masco, Dayton Hudson, Pier 1 Imports, CNF Transportation, Coastal, and Telecomunicacoes Brasileirs - Telebras A.D.R., the Brazilian telephone company. Relative performance results were penalized by holdings including Fruit of the Loom Cl.A., La Quinta Inns, Cabletron Systems, 3 Com, Aetna, Biogen, Aluminum Co. of America, and B.F. Goodrich.

      Thank you for entrusting Dreyfus with the management of your investments.
                                  Sincerely,

                              [Timothy M. Ghriskey signature logo]

                                  Timothy M. Ghriskey
                                  Portfolio Manager
September 17, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.
** SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
***The Standard & Poor's Barra Value Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 Composite Stock Price Index that have low price-to-book ratios. It is designed so that approximately 50% of the S&P 500's market capitalization is in the Value Index.

DREYFUS GROWTH OPPORTUNITY FUND, INC.
STATEMENT OF INVESTMENTS                                                                       AUGUST 31, 1997 (UNAUDITED)
Common Stocks-94.4%                                                                                  Shares             Value
                                                                                                     -------           -------
  Consumer Durables-2.1%             General Motors........                                          179,000     $  11,232,250
                                                                                                                       -------
  Consumer Non-Durables-8.7%         Fruit of The Loom, Cl. A                                        317,000         8,479,750
                                     Kimberly-Clark.........................                         200,000         9,487,500
                                     NIKE, Cl. B............................                         167,000         8,913,625
                                     Philip Morris Cos......................                         231,000        10,077,375
                                     Warnaco Group, Cl. A...................                         312,000        10,120,500
                                                                                                                       -------
                                                                                                                    47,078,750
                                                                                                                       -------
  Consumer Services-3.8%             Circus Circus Enterprises                                       460,000 (a)    11,011,250
                                     La Quinta Inns.........................                         450,000         9,450,000
                                                                                                                       -------
                                                                                                                    20,461,250
                                                                                                                       -------
  Electronic Technology-16.9%        Adaptec..........                                               240,000 (a)    11,520,000
                                     Cabletron Systems......................                         323,400 (a)     9,782,850
                                     China Light & Power....................                       1,900,000         8,801,290
                                     Empresa Nacional de Electricidad, A.D.R.                        455,000        10,123,750
                                     International Business Machines........                         116,000        11,701,500
                                     Lockheed Martin........................                         100,000        10,368,750
                                     Micron Technology......................                         215,000         9,580,937
                                     Storage Technology.....................                         203,000 (a)    10,340,312
                                     3Com........................................                    190,000 (a)     9,488,125
                                                                                                                    91,707,514
  Energy Minerals-6.0%               Mobil...................                                        140,000        10,185,000
                                     Phillips Petroleum.....................                         215,000        10,225,938
                                     Tosco.......................................                    358,500        11,852,906
                                                                                                                    32,263,844
  Finance-15.8%                      Allstate.......................                                 146,000        10,667,125
                                     BankAmerica............................                         153,000        10,069,313
                                     Bankers Trust NY.......................                         110,000        11,412,500
                                     Chase Manhattan........................                         103,000        11,452,313
                                     Equitable Cos..........................                         266,000        11,571,000
                                     First Union............................                         215,000        10,333,438
                                     NationsBank............................                         149,000         8,846,875
                                     Travelers Group........................                         177,000        11,239,500
                                                                                                                    85,592,064
                                                                                                                       -------
  Health Services-5.7%               Aetna...................                                         90,000         8,589,375
                                     Allegiance.............................                         381,000        11,953,875
                                     PacifiCare Health Systems, Cl. B.......                         154,000 (a)    10,529,750
                                                                                                                       -------
                                                                                                                    31,073,000
  Health Technology-1.9%             Biogen................                                          266,000 (a)    10,473,750
  Industrial Services-2.1%           Cooper Cameron......                                            174,000 (a)    11,288,250
  Non-Energy Minerals-3.8%           Aluminum Co. of America......                                   125,000        10,281,250
                                     Georgia-Pacific........................                         112,000        10,220,000
                                                                                                                       -------
                                                                                                                    20,501,250
                                                                                                                       -------

DREYFUS GROWTH OPPORTUNITY FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                               AUGUST 31, 1997 (UNAUDITED)
Common Stocks (continued)                                                                            Shares             Value
                                                                                                     -------           -------
  Process Industries-5.8%            duPont (E.I.) de Nemours                                        174,000     $  10,842,375
                                     Goodrich (B.F.)........................                         220,000         9,267,500
                                     Temple-Inland..........................                         175,000        11,287,500
                                                                                                                       -------
                                                                                                                    31,397,375
                                                                                                                       -------
  Producer Manufacturing-11.6%       Caterpillar.....                                                184,000        10,683,500
                                     Grupo Carso, Cl. A1....................                       1,300,000         9,053,064
                                     Ingersoll-Rand.........................                         192,000        11,544,000
                                     Masco.......................................                    232,000        10,309,500
                                     Raychem................................                         110,000        10,236,875
                                     Xerox.......................................                    143,000        10,796,500
                                                                                                                       -------
                                                                                                                    62,623,439
                                                                                                                       -------
  Retail Trade-4.1%                  Dayton Hudson..............                                     185,000        10,545,000
                                     Pier 1 Imports.........................                         697,500        11,857,500
                                                                                                                       -------
                                                                                                                    22,402,500
                                                                                                                       -------
  Transportation-3.9%                CNF Transportation.......                                       287,000        10,367,875
                                     CSX.........................................                    187,000        10,694,062
                                                                                                                       -------
                                                                                                                    21,061,937
                                                                                                                       -------
  Utilities-2.2%                     Coastal.......................                                  205,000        11,838,750
                                                                                                                       -------
                                     TOTAL COMMON STOCKS
                                       (cost $432,879,189)..................                                      $510,995,923
                                                                                                                       =======
Convertible Preferred Stocks-1.6%
  Energy Minerals;                   Petroleo Brasileiro-Petrobras
                                       (cost $6,382,953)....................                          35,000     $   8,529,547
                                                                                                                       =======
                                                                                                     Principal
Short-Term Investments-6.6%                                                                           Amount
                                                                                                      -------
  U.S. Treasury Bills:               5.34%, 10/16/97.........                                $       600,000 (b)   $   596,046
                                     5.12%, 11/28/97........................                      35,869,000        35,412,746
                                                                                                                       -------
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $36,017,169)...................                                     $  36,008,792
                                                                                                                       =======
TOTAL INVESTMENTS (cost $475,279,311).......................................                          102.6%      $555,534,262
                                                                                                        ====           =======
LIABILITIES, LESS CASH AND RECEIVABLES......................................                           (2.6%)    $ (14,283,411)
                                                                                                        ====           =======
NET ASSETS..................................................................                          100.0%      $541,250,851
                                                                                                        ====           =======
Notes to Statement of Investments:
    (a) Non-income producing.
    (b) Held by custodian in a segregated account as collateral for open futures positions.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS GROWTH OPPORTUNITY FUND, INC.
STATEMENT OF FINANCIAL FUTURES                                                                    AUGUST 31, 1997 (UNAUDITED)
                                                                       Market Value                      Unrealized
                                                                         Covered                        (Depreciation)
Financial Futures:                                        Contracts    by Contracts        Expiration     at 8/31/97
------------------                                       -----------  --------------     -------------  --------------
Standard & Poor's 500........................                  30       $13,546,500       September '97    ($918,000)
                                                                                                              ======

DREYFUS GROWTH OPPORTUNITY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                               AUGUST 31, 1997 (UNAUDITED)
                                                                                                    Cost             Value
                                                                                                   -------           -------
ASSETS:                          Investments in securities-See Statement of Investments       $475,279,311      $555,534,262
                                 Receivable for investment securities sold..                                       8,235,420
                                 Dividends receivable.......................                                         909,679
                                 Receivable for futures variation margin-Note 4(a)                                    49,500
                                 Receivable for shares of Common Stock subscribed                                     35,500
                                 Prepaid expenses...........................                                          26,483
                                                                                                                     -------

                                                                                                                 564,790,844
                                                                                                                     -------
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                       415,766
                                 Payable for investment securities purchased                                      20,882,693
                                 Cash overdraft due to Custodian............                                       1,942,053
                                 Payable for shares of Common Stock redeemed                                         236,571
                                 Accrued expenses...........................                                          62,910
                                                                                                                     -------

                                                                                                                  23,539,993
                                                                                                                     -------
NET ASSETS..................................................................                                    $541,250,851
                                                                                                                     -------
                                                                                                                     -------
REPRESENTED BY:                  Paid-in capital............................                                    $415,727,480
                                 Accumulated undistributed investment income-net1,735,775
                                 Accumulated net realized gain (loss) on investments                              44,455,327
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments and foreign currency transactions
                                 [including ($918,000) net unrealized (depreciation)
                                 .......................        on financial futures]                             79,332,269
                                                                                                                     -------
NET ASSETS..................................................................                                    $541,250,851
                                                                                                                     =======
SHARES OUTSTANDING
(100 MILLION SHARES OF $.01 PAR VALUE COMMON STOCK AUTHORIZED)..............                                      49,465,633
NET ASSET VALUE, offering and redemption price per share....................                                          $10.94
                                                                                                                        ====
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS GROWTH OPPORTUNITY FUND, INC.
STATEMENT OF OPERATIONS                                                        SIX MONTHS ENDED AUGUST 31, 1997 (UNAUDITED)
INVESTMENT INCOME
INCOME:                          Cash dividends (net of $57,978 foreign taxes
                                     withheld at source)....................                   $  3,851,765
                                 Interest...................................                        509,062
                                                                                                    -------
                                     Total Income...........................                                      $  4,360,827
EXPENSES:                        Management fee-Note 3(a)...................                      1,889,201
                                 Shareholder servicing costs-Note 3(b)......                        511,329
                                 Custodian fees-Note 3(b)...................                         73,677
                                 Registration fees..........................                         50,549
                                 Directors' fees and expenses-Note 3(c).....                         38,450
                                 Professional fees..........................                         28,550
                                 Prospectus and shareholders' reports.......                         18,915
                                 Loan commitment fees-Note 2................                          5,399
                                 Interest-Note 2............................                          2,204
                                 Miscellaneous..............................                          1,332
                                                                                                    -------
                                     Total Expenses.........................                                         2,619,606
                                                                                                                       -------
INVESTMENT INCOME-NET.......................................................                                         1,741,221
                                                                                                                       -------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments and foreign
                                     currency transactions..................                    $44,622,409
                                 Net realized gain (loss) on forward currency
                                     exchange contracts.....................                        201,646
                                                                                                    -------
                                     Net Realized Gain (Loss)...............                                        44,824,055
                                 Net unrealized appreciation (depreciation) on investments
                                     and foreign currency transactions [including
                                     ($918,000) net unrealized (depreciation) on
                                     financial futures].....................                                        18,054,116
                                                                                                                       -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                        62,878,171
                                                                                                                       -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $64,619,392
                                                                                                                       =======




SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS GROWTH OPPORTUNITY FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                           Six Months Ended
                                                                                            August 31, 1997    Year Ended
                                                                                              (Unaudited)  February 28, 1997
                                                                                                  ---------       ----------
OPERATIONS:
  Investment income-net................................................                     $     1,741,221  $     3,942,195
  Net realized gain (loss) on investments..............................                          44,824,055       77,699,484
  Net unrealized appreciation (depreciation) on investments............                          18,054,116        9,461,455
                                                                                                   --------         --------
    Net Increase (Decrease) in Net Assets Resulting from Operations....                          64,619,392       91,103,134
                                                                                                   --------         --------
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net................................................                            (595,859)      (3,443,419)
  Net realized gain on investments.....................................                         (25,484,471)     (51,853,831)
                                                                                                   --------         --------
    Total Dividends....................................................                         (26,080,330)     (55,297,250)
                                                                                                   --------         --------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold........................................                         711,079,878      662,770,682
  Dividends reinvested.................................................                          25,294,067       53,467,286
  Cost of shares redeemed..............................................                        (705,322,318)    (699,623,243)
                                                                                                   --------         --------
    Increase (Decrease) in Net Assets from Capital Stock Transactions..                          31,051,627       16,614,725
                                                                                                   --------         --------
      Total Increase (Decrease) in Net Assets..........................                          69,590,689       52,420,609
NET ASSETS:
  Beginning of Period..................................................                         471,660,162      419,239,553
                                                                                                   --------         --------
  End of Period........................................................                       $ 541,250,851    $ 471,660,162
                                                                                                   ========         ========
UNDISTRIBUTED INVESTMENT INCOME-NET....................................                     $     1,735,775   $      590,413
                                                                                                   --------         --------
                                                                                                    Shares            Shares
                                                                                                   --------         --------
CAPITAL SHARE TRANSACTIONS:
  Shares sold..........................................................                          68,223,546       65,581,850
  Shares issued for dividends reinvested...............................                           2,699,466        5,657,914
  Shares redeemed......................................................                         (67,604,785)     (68,950,505)
                                                                                                   --------         --------

    Net Increase (Decrease) in Shares Outstanding......................                           3,318,227        2,289,259
                                                                                                   ========         ========



SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS GROWTH OPPORTUNITY FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                      Six Months Ended
                                                       August 31, 1997                  Year Ended February,
                                                                       ----------------------------------------------------
PER SHARE DATA:                                         (Unaudited)    1997        1996        1995        1994        1993
                                                        ---------      ----        ----        ----        ----        ----
    Net asset value, beginning of period..                $10.22    $  9.56     $  8.67      $10.89      $12.21      $13.20
                                                            ----       ----        ----        ----        ----        ----
    Investment Operations:
    Investment income (loss)-net..........                   .04        .10         .10         .10        (.02)        .01
    Net realized and unrealized gain (loss)
      on investments......................                  1.25       1.93        2.19        (.38)       1.30        (.98)
                                                            ----       ----        ----        ----        ----        ----
    Total from Investment Operations......                  1.29       2.03        2.29        (.28)       1.28        (.97)
                                                            ----       ----        ----        ----        ----        ----
    Distributions:
    Dividends from investment income-net..                  (.01)      (.09)       (.12)       (.09)          -        (.02)
    Dividends from net realized gain on investments         (.56)     (1.28)      (1.26)      (1.80)      (2.60)          -
    Dividends in excess of net realized gain
      on investments......................                     -          -        (.02)       (.05)          -           -
                                                            ----       ----        ----        ----        ----        ----
    Total Distributions...................                  (.57)     (1.37)      (1.40)      (1.94)      (2.60)       (.02)
                                                            ----       ----        ----        ----        ----        ----
    Net asset value, end of period........                $10.94     $10.22     $  9.56     $  8.67      $10.89      $12.21
                                                            ====       ====        ====        ====        ====        ====
TOTAL INVESTMENT RETURN...................                 13.54%(1)  22.35%      27.37%      (2.11%)     11.07%      (7.36%)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                  .52%(1)   1.06%       1.04%       1.10%       1.09%       1.00%
    Ratio of net investment income (loss)
      to average net assets...............                   .35%(1)    .91%        .91%       1.09%       (.14%)       .11%
    Portfolio Turnover Rate...............                58.63%(1)  137.38%     268.40%     242.75%     194.59%      90.03%
    Average commission rate paid (2)......                $.0518     $.0578      $.0790           -           -           -
    Net Assets, end of period (000's Omitted)           $541,251   $471,660    $419,240    $372,313    $463,323    $569,791
    (1)  Not annualized.
    (2)  For fiscal years beginning September 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.



SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS GROWTH OPPORTUNITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Growth Opportunity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments in securities (including options) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from change in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discounts on investments, is recognized on the accrual basis.
    (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the
DREYFUS GROWTH OPPORTUNITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. At August 31, 1997, there were no outstanding borrowings under the Facility.
    The average daily amount of borrowings outstanding during the period ended August 31, 1997 was approximately $75,000, with a related weighted average annualized interest rate of 5.75%. The maximum amount borrowed under this line of credit at any time during the period ended August 31, 1997 was $5.4 million.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings ( which in the view of Stroock & Stroock & Lavan, counsel to the Fund, also includes loan commitment fees) and extraordinary expenses, exceed 1-1\2% of the average value of the Fund's net assets, the Manager will bear such excess expense, for any full fiscal year. No expense reimbursement was required for the period ended August 31, 1997.
    (B) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 1997, the Fund was charged an aggregate of $309,400 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $129,342 during the period ended August 31, 1997.
    The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended August 31, 1997, $73,677 was charged by Mellon pursuant to the custody agreement.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and forward currency exchange contracts, during the period ended August 31, 1997, amounted to $286,209,883 and $283,949,236, respectively.
    The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts
DREYFUS GROWTH OPPORTUNITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED) which is typically limited to the unrealized gain on each contract. At August 31, 1997, there were no forward currency exchange contracts outstanding.
    The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments (see the Statement of Financial Futures). Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at August 31, 1997, and their related unrealized depreciation are set forth in the Statement of Financial Futures.
    (B) At August 31, 1997, accumulated net unrealized appreciation on investments and financial futures was $79,336,951, consisting of $93,593,980 gross unrealized appreciation and $14,257,029 gross unrealized depreciation.
    At August 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


Registration Mark
[Dreyfus lion "d" logo]
DREYFUS GROWTH
OPPORTUNITY FUND, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940







Printed in U.S.A.                            018SA978
Registration Mark
[Dreyfus logo]
Growth
Opportunity
Fund, Inc.
Semi-Annual
Report
August 31, 1997